                                  Annual Report


------------------------------------------------------------------------------
                                 Dreyfus Premier
                                  International
                                Growth Fund
------------------------------------------------------------------------------


                                October 31, 1997


                                     [LOGO]

Dreyfus Premier International Growth Fund
------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report that Dreyfus Premier International Growth Fund (formerly, Dreyfus Premier Global Investing, Inc.) recorded a total return of 15.00% for Class A shares, 14.14% for Class B shares, 14.17% for Class C shares and 15.21% for Class R shares, for the fiscal year ending October 31, 1997.* These returns compared favorably to the median total return of 9.16% for funds in the Lipper Analytical Services, Inc. International Funds Category and the total return of 4.63% for the Morgan Stanley Capital International EAFE(R) Index for the same period. The Fund's performance compared less favorably to the median total return of 16.32% for funds in the Lipper Global Funds Category and the total return of 16.77% for the Morgan Stanley Capital International World Index. As you may recall, on August 1, 1997, the Fund changed its investment approach to that of an international fund investing substantially all of its assets in foreign securities from that of a global fund that invests a significant portion of its assets in domestic securities. As a result, the Fund benefited relative to the Lipper International Funds category and the EAFE Index by having a significant weighting in U.S. securities for a substantial portion of the year.

   Many factors contributed to the Fund's strong performance for the year ending October 31, 1997. In Europe, your Fund's investments in the Netherlands, Italy and Ireland did particularly well. A host of individual stocks contributed. As noted in last year's Annual Shareholder's Letter, many of Dreyfus Premier International Growth Fund's European holdings fall into three broad categories. One is "new growth companies" that are either being spun out of larger companies or made available to investors for the first time through initial public offerings. In this category, German-based sportswear maker Adidas and Dutch temporary employment and training company Unique International (formerly known as Goudsmit, NV) performed particularly well. Second, many of the Fund's European holdings are drivers of broad change within important industries. Major contributions to Fund performance in this area included Swedish insurance leader Skandia Group Forsakrings, international cellular telephone operator Vodafone Group and U.K.-based software company JBA Holdings. Last, a fair number of Dreyfus Premier International Growth Fund's European holdings are companies in the midst of restructuring to provide stronger financial returns. Three stocks in this category that added to performance during the recently ended fiscal year are the German household products maker Henkel KGaA, Dutch-based electronics giant Philips Electronics and Swedish global appliance maker Electrolux, C1.b. Other European stocks that contributed significantly are Telecom Italia, Elf Aquitaine, Deutsche Bank and Banque Nationale de Paris.

   In the Japanese market, where market conditions continue to be difficult, Fund performance was enhanced by strong showings on the part of a number of individual stocks including Tokyo Electronics, Sony and Advantest, all of which can be classified broadly in the technology area.

   Toward the end of the fiscal year under review conditions became very difficult in emerging markets as currency turmoil interrupted the strong growth that many of these countries have been experiencing over the last decade. The Fund benefited from having minimal exposure to these markets, particularly in Asia, during this time. Earlier in the year your Fund's returns were enhanced by the strong performance of Chinese "Red Chip" stocks and selected other issues in Hong Kong, Brazil and Mexico.

   Earlier in the year under review, when the Fund had more significant holdings in the U.S. market, a number of stocks made important contributions to performance, particularly in the technology area. These included semiconductor equipment maker Applied Materials, oil field technology leader Schlumberger and satellite telephone pioneer Iridium World Communications.

   Currency hedging strategies contributed positively to results during the first nine months of the fiscal year, but these gains were lost during the last three months as foreign currencies, particularly European ones, strengthened against the U.S. Dollar.

Investment Approach

   Although the Fund's investments no longer include a U.S. component, there is no change in the basic investment approach to market, stock and currency selection. Since assuming management of your Fund early in calendar 1996 I have employed the investment style developed over my 14 years of experience in international investment management.

   My investment process is designed to deliver to investors a portfolio that typically includes a wide variety of holdings in 15 to 25 markets around the world, exposure to rapidly growing emerging markets when they are attractive for investment, and active currency management. The crucial challenge for an international investor is how to judge the relative attractiveness of various markets when there are scores to choose from. I address this challenge by evaluating inputs on growth, valuation, interest rates, liquidity, technical factors and currency in each of the world's major markets. My work in these areas is driven by PC-based tools I have developed over time. Markets and industry sectors are overweighted, underweighted or market weighted relative to those of the EAFE(R) Index. Dreyfus Premier International Growth Fund invests in emerging markets when, in my opinion, significant opportunities present themselves in this asset class.

   In the investment process I have developed, stocks are managed in a disciplined way. I search for stocks expected to have higher earnings growth rates than the market in which they trade. Attractive companies often have made a corporate change in management, strategy or business structure that will positively alter their future growth rate. Generally, stocks purchased also need to have attractive valuations both relative to their own history and that of the local market. Companies typically are sold when growth is forecast to fall below my own or consensus estimates, the valuation target is reached or the weighting in that market reduced as a result of an asset allocation decision.

   Foreign currencies are at least partially hedged, where practicable, when I believe that a given currency has 10% or more downside risk against the U.S. Dollar over the next 12 to 18 months.

Current Strategy

   Four broad conclusions continue to drive current strategy in the Fund. First, I believe growth of the world economy will be significantly lower as a result of the currency turmoil that has swept emerging markets in recent months, but there is a silver lining in that I believe interest rates are likely to be lower also. Second, my research on both markets and individual stocks indicates that Continental Europe is an attractive area for investment. Third, Japan may be nearing the end of its seven-year-long bear market, a development that warrants close monitoring for potential opportunities. Last, emerging markets are likely to need more time to sort out their recent difficulties before they become a target for significant investment in your Fund. The remainder of this letter expands on these conclusions.

   Given the fact that about one half of the world's Gross Domestic Product (the "GDP") growth has been derived from emerging markets (specifically Asian emerging markets) during the current decade, it is reasonable to conclude that worldwide growth may be slowed by the overcapacity, banking sector weakness and currency devaluations in many emerging countries. Thus revenue and earnings growth rates may slow for many companies based in developed countries such as the U.S., Europe and Japan. Each investment in the Dreyfus Premier International Growth Fund needs to be re-evaluated in light of this significant change. While stock prices depend on many factors, the level and trend of earnings and interest rates are the two most important variables. In my view the latter of these two, interest rates, will be favorably affected by the slowdown of growth. As things stand now, in the period ahead, one of the main strategies in your Fund will be to focus on investments where earnings are least affected and which have the potential to benefit from the improved interest rate outlook.

   I believe Continental Europe exhibits many attractive investment characteristics. In the context of my six-issue analytic discipline, the Continent could see strong earnings growth in 1998 even after adjusting for the difficulties in emerging markets. Continental Europe's economy has begun to accelerate after several years of minimal growth and companies appear to be in the earlier stages of the restructuring process that has produced such handsome returns for many U.S. companies over the last decade. Continental European stock valuations have improved markedly after the correction of the last several months. Long term interest rates, in my opinion, are likely to be benign at worst and I suspect may surprise many by actually falling over the coming months. Liquidity has been very strong in Continental Europe due to the fact that, as many Europeans move away from dependence on government retirement schemes and take responsibility for their own savings, the mutual fund industry has grown rapidly. Most of your Fund's European investments continue to fall into the three areas mentioned near the beginning of this letter. Where restructuring is concerned, the Continental European financial sector comes out of my analysis as an outstanding opportunity. As shown above, Continental European banks produce much lower returns than their counterparts across the channel in the U.K., where the industry is known to be much more efficient. Many Continental European banks are now taking action to raise returns, and your Fund is positioned to benefit from the potential rewards from that restructuring.

   The most notable thing one can say about the Japanese stock market is that it peaked in 1990 and today stands at about 60% of that all-time high. The reasons for the decline have been well-documented. Investors, including myself, who have attempted to "find the bottom" have been frustrated for several years now. In the short run, the bad news is that Japan is expected to be hardest hit by the developing slowdown in Asian emerging countries. Our analytic work on the Japanese market has in fact shown a pattern of deterioration over the last few months. A ray of hope is present in that there is some evidence of deregulation in the financial sector and a slow unwinding of the cross-shareholding system that has made Japanese companies historically more accountable to one another than to outside shareholders. It is certainly favorable in terms of valuation that nearly 40% of the stocks traded in Tokyo are now priced at less than 1.0 times book value, compared to an average of just under 4.0 for the U.S. market. But the Japanese market needs positive news to trigger a repricing of these stocks. Until that trigger emerges your Fund's investments in Japan will remain company-specific.

   Emerging markets have fallen dramatically, particularly in U.S. Dollar terms, since many of the currencies of these countries have eroded as well. Like Japan, many of these markets now have at least some aspects of valuation on their side. The next few months will witness all of the ramifications of the recent crisis including recapitalization of banks, widespread earnings declines, forced mergers of weak companies, and capital flight. My recent research trip to Southeast Asia revealed all of these effects to be in their early stages. It is possible that in a matter of months some of these countries will have in place the building blocks of renewed prosperity. Others will require considerably more time. I remain cautious on emerging markets, looking for selected opportunities as they present themselves.

   As manager of Dreyfus Premier International Growth Fund I look forward to communicating with you again later this year in the Semi-Annual Shareholder's Letter.
                                                     Sincerely,

                                                     Ron Chapman
                                                     Portfolio Manager
November 18, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(R)) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. The Morgan Stanley Capital International World Index is an unmanaged index of global stock market performance, including the United States, Canada, Europe, Australia, New Zealand and the Far East. The returns indicated include net dividends reinvested. The Indexes are the property of Morgan Stanley & Co. Incorporated.

Dreyfus Premier International Growth Fund, Inc.                October 31, 1997
-------------------------------------------------------------------------------
    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER INTERNATIONAL GROWTH FUND, INC. CLASS A SHARES WITH THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX AND THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE,
                  AUSTRALASIA, FAR EAST (EAFE (R)) INDEX

                                     Dollars
$19,148
Morgan Stanley Capital
International
World Index*

$16,728
Dreyfus Premier
International Growth
Fund (Class A Shares)

$15,414
Morgan Stanley Capital
International Europe,
Australasia, Far East
(EAFE(R)) Index*

*Source: Lipper Analytical Services, Inc.


Average Annual Total Returns
------------------------------------------------------------------------------------------------------------------------------
                    Class A Shares                                            Class B Shares
--------------------------------------------------------------    ------------------------------------------------------------
                                                                                                         % Return Reflecting
                                               % Return                                                 Applicable Contingent
                                              Reflecting                                   % Return        Deferred Sales
                       % Return Without     Maximum Initial                               Assuming No        Charge Upon
Period Ended 10/31/97    Sales Charge     Sales Charge (5.75%)    Period Ended 10/31/97    Redemption        Redemption*
---------------------  ----------------   --------------------    ---------------------   -----------   ---------------------
1 Year                       15.00%              8.41%            1 Year                     14.14%             10.18%
5 Years                      10.15               8.86             From Inception (1/15/93)    9.72               9.43
From Inception (1/31/92)     10.49               9.36


                    Class C Shares                                            Class R Shares
-------------------------------------------------------    -------------------------------------------------------
                                          % Return Reflecting
                                         Applicable Contingent
                            % Return        Deferred Sales
                           Assuming No        Charge Upon
Period Ended 10/31/97      Redemption         Redemption**       Period Ended 10/31/97
---------------------     ------------   ------------------      ---------------------
1 Year                       14.17%             13.19%           1 Year                     15.21%
From Inception (9/5/95)      10.98              10.98            From Inception (9/5/95)    12.03

----------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier International Growth Fund, Inc. on 1/31/92 (Inception
Date) to a $10,000 investment made on that date in the Morgan Stanley Capital International World Index ("MSCI World") as well as to the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(R)) Index ("MSCI EAFE") which are described below. All dividends and capital gain distributions are reinvested. Performance for Class B, Class C and Class R shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

The Fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Effective 8/1/97, the Fund changed its investment approach to that of an international fund that invests substantially all of its assets in foreign securities, from that of a global fund that invests a significant portion of its assets in domestic securities. Accordingly, both the MSCI EAFE and MSCI World Indices are set forth above. The MSCI World is an unmanaged index of global stock market performance, including the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI EAFE is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Both indices are the property of Morgan Stanley & Co. Incorporated and include net dividends reinvested. The Indices do not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date ofpurchase.

Dreyfus Premier International Growth Fund, Inc.
------------------------------------------------------------------------------
Statement of Investments                                                                  October 31, 1997


Common Stocks--94.0%                                                                         Shares                     Value
-------------------------------------------------------------------------------         --------------              ------------
                  Austria--1.3%  Wolford.......................................                 23,000              $  1,668,177
                                                                                                                    ------------
                   Brazil--2.1%  Compania de Saneamento
                                   Basico do Estado de Sao Paolo...............                  4,500                   832,577
                                 Telecomunicacoes Brasileiras, A.D.R........... (a)             18,000                 1,827,000
                                                                                                                    ------------
                                                                                                                       2,659,577
                                                                                                                    ------------

                    Chile--1.2%  Empresa Nacional Electricidad, A.D.R..........                 55,000                 1,106,875
                                 Quinenco, A.D.R...............................                 24,400                   356,850
                                                                                                                    ------------
                                                                                                                       1,463,725
                                                                                                                    ------------

                     China--.4%  China Overseas Land & Investment..............                350,000                   121,119
                                 China Resources Enterprises...................                 60,000                   164,553
                                 Shanghai Industrial Holdings..................                 40,000                   178,007
                                                                                                                    ------------
                                                                                                                         463,679
                                                                                                                    ------------

                  Denmark--1.2%  Bang & Olufsun Holding, Cl. B.................                 25,000                 1,523,368
                                                                                                                    ------------

                  Finland--1.2%  Merita, Cl. A.................................                320,000                 1,563,055
                                                                                                                    ------------

                  France--12.2%  Banque Nationale de Paris.....................                 51,000                 2,251,952
                                 Bouygues Offshore, A.D.S......................                 30,000                 1,420,754
                                 Elf Aquitaine.................................                 10,000                 1,236,342
                                 Generale Des Eaux.............................                 19,200                 2,230,818
                                 Generale Des Eaux (Warrants)..................                 11,200                     5,915
                                 Groupe AB, A.D.S.............................. (a)             96,000                   714,000
                                 LVMH Moet Hennessy............................                  6,500                 1,103,011
                                 Pechiney, Cl. A...............................                 10,000                   410,728
                                 Rhone-Poulenc.................................                 20,000                   870,980
                                 Rhone-Poulenc, A.D.R.......................... (a)             17,000                   718,250
                                 SGS - Thomson Microelectronics................ (a)              8,000                   568,648
                                 SGS - Thomson Microelectronics, A.D.R......... (a)             54,000                 3,847,500
                                                                                                                    ------------
                                                                                                                      15,378,898
                                                                                                                    ------------

                 Germany--13.3%  Adidas........................................                 10,500                 1,518,519
                                 Allianz.......................................                 11,500                 2,559,703
                                 Bankgesellschaft Berlin.......................                 58,000                 1,428,819
                                 Beta Systems Software......................... (a)              7,000                   669,487
                                 Daimler Benz..................................                 15,000                 1,004,231
                                 Deutsche Bank.................................                 24,000                 1,569,209
                                 GEA...........................................                  3,100                 1,006,260
                                 Henkel KGaA...................................                  4,000                   194,760
                                 Metro.........................................                 28,200                 1,239,021
                                 Prosieben Media............................... (a)             25,000                 1,224,495
                                 SAP...........................................                  6,000                 1,785,879
                                 SGL Carbon....................................                 10,000                 1,402,735
                                 Volkswagen....................................                  2,000                 1,181,312
                                                                                                                    ------------
                                                                                                                      16,784,430
                                                                                                                    ------------

Dreyfus Premier International Growth Fund, Inc.
------------------------------------------------------------------------------
Statement of Investments (continued)                                                      October 31, 1997



Common Stocks (continued)                                                                   Shares                     Value
-------------------------------------------------------------------------------         --------------              ------------
                  Ireland--1.1%  Bank of Ireland...............................                110,000              $  1,391,800
                                                                                                                    ------------

                    Italy--7.6%  Aeroporti di Roma............................. (a)            175,000                 1,591,642
                                 Assicurazioni Generali........................                 45,000                 1,004,725
                                 ERG........................................... (a)             61,200                   252,029
                                 Fiat..........................................                522,500                 1,657,618
                                 Instituto Bancario San Paolo di Torino........                125,000                   940,416
                                 Istituto Mobiliare Italiano...................                165,000                 1,493,479
                                 Rinascente....................................                140,000                 1,037,802
                                 Telecom Italia................................                260,000                 1,626,343
                                                                                                                    ------------
                                                                                                                       9,604,054
                                                                                                                    ------------

                    Japan--9.8%  Bank of Tokyo-Mitsubishi......................                 37,000                   482,755
                                 Canon, A.D.R..................................                 22,000                   533,865
                                 Dai Nippon Printing...........................                 68,000                 1,356,270
                                 Daikin Industries.............................                 96,000                   571,229
                                 Daiwa Securities..............................                133,000                   804,653
                                 Family Mart...................................                  5,600                   246,189
                                 Fuji Machine Manufacturing....................                 27,000                   783,096
                                 Mitsui Fudosan................................                 80,000                   904,180
                                 Murata........................................                 32,000                 1,297,764
                                 NKK...........................................                515,000                   714,742
                                 Namco ........................................                 34,000                 1,138,701
                                 Nintendo......................................                  7,000                   605,002
                                 Shimano.......................................                 33,000                   671,902
                                 Sony..........................................                  7,500                   622,662
                                 Uni Charm.....................................                 29,000                   976,065
                                 Yamanouchi Pharamaceutical....................                 27,000                   664,173
                                                                                                                    ------------
                                                                                                                      12,373,248
                                                                                                                    ------------

                   Mexico--1.3%  Grupo Financiero Banamex Accival, Cl. B....... (a)            345,000                   681,380
                                 Grupo Financiero Bancomer A.D.R., Ser. B...... (a)          1,900,000                   892,920
                                 Grupo Financiero Inbursa......................                  3,315                    11,635
                                                                                                                    ------------
                                                                                                                       1,585,935
                                                                                                                    ------------

              Netherlands--9.8%  ABN Amro Holding..............................                 70,000                 1,407,559
                                 ASM Lithography Holding A.D.R................. (a)             15,000                 1,098,750
                                 Koninklijke Pakhoed...........................                 63,000                 2,060,581
                                 Nutricia Verenigde............................                 47,000                 1,341,475
                                 Ordina Beheer................................. (a)             40,000                   645,924
                                 Philips Electronics...........................                 10,000                   781,691
                                 Philips Electronics, A.D.R....................                 44,000                 3,448,500
                                 Scandinavian Broadcasting.....................                 16,900                   430,950
                                 Unique International..........................                 45,000                 1,117,768
                                                                                                                    ------------
                                                                                                                      12,333,198
                                                                                                                    ------------

Dreyfus Premier International Growth Fund, Inc.
------------------------------------------------------------------------------
Statement of Investments (continued)                                                     October 31, 1997



Common Stocks (continued)                                                                   Shares                     Value
-------------------------------------------------------------------------------         --------------              ------------
                 Portugal--1.2%  Electricidade de Portugal.....................                 88,600              $  1,554,650
                                                                                                                    ------------

                    Spain--5.9%  Acerinox......................................                  7,500                 1,118,028
                                 Aldeasa....................................... (a)             70,000                 1,447,828
                                 Argentaria....................................                 25,000                 1,385,744
                                 Banco de Santander............................                 70,000                 1,956,849
                                 Repsol........................................                 37,000                 1,548,329
                                                                                                                    ------------
                                                                                                                       7,456,778
                                                                                                                    ------------

                   Sweden--5.8%  Electrolux, Cl. B.............................                 34,000                 2,808,419
                                 Granges....................................... (a)             12,000                   195,843
                                 Skandia Group Forsakrings.....................                 33,000                 1,538,768
                                 Svenska Handelbanken, Ser. A..................                 44,000                 1,389,288
                                 Volvo, Ser. B.................................                 55,000                 1,436,184
                                                                                                                    ------------
                                                                                                                       7,368,502
                                                                                                                    ------------

              Switzerland--3.8%  Ciba Specialty Chemicals...................... (a)             15,000                 1,473,951
                                 Novartis......................................                  1,000                 1,567,212
                                 Schweizerische Lebensversicherungs
                                    -und Rentenanst............................                  2,500                 1,693,703
                                                                                                                    ------------
                                                                                                                       4,734,866
                                                                                                                    ------------

                    Taiwan--.6%  Taiwan Semiconductor Manufacturing, A.D.R.....                 39,700                   786,556
                                                                                                                    ------------

          United Kingdom--14.2%  British Sky Broadcasting Group................                180,000                 1,274,202
                                 Gallaher Group................................                300,000                 1,438,373
                                 Granada Group.................................                165,000                 2,269,768
                                 Grand Metropolitan............................                145,000                 1,305,497
                                 JBA Holdings..................................                 70,000                 1,107,020
                                 LucasVarity...................................                400,000                 1,368,923
                                 Misys.........................................                 70,714                 1,778,056
                                 Powerscreen International.....................                145,000                 1,694,962
                                 Reuters Holdings..............................                125,000                 1,353,443
                                 Sema Group....................................                 27,000                   605,472
                                 SmithKline Beecham............................                230,000                 2,174,713
                                 Vodafone Group................................                275,000                 1,495,690
                                                                                                                    ------------
                                                                                                                      17,866,119
                                                                                                                    ------------
                                 TOTAL COMMON STOCKS
                                    (cost $117,153,349)........................                                     $118,560,615
                                                                                                                    ============

Preferred Stocks--1.0%
-------------------------------------------------------------------------------
                      Germany;   Henkel KGaA
                                    (cost $875,237)............................                 24,000              $  1,245,073
                                                                                                                    ============

Dreyfus Premier International Growth Fund, Inc.
------------------------------------------------------------------------------
Statement of Investments (continued)                                                       October 31, 1997



                                                                                          Principal
Short-Term Investments--14.0%                                                               Amount                      Value
-------------------------------------------------------------------------------         --------------              ------------
          U.S. Treasury Bills:   5%, 12/4/1997.................................          $      49,000              $     48,783
                                 4.93%, 12/11/1997.............................                  4,000                     3,978
                                 4.92%, 12/18/1997.............................                 29,000                    28,814
                                 4.80%, 12/26/1997.............................                 53,000                    52,595
                                 4.94%, 1/2/1998...............................                560,000                   555,173
                                 4.92%, 1/8/1998...............................             12,197,000                12,080,275
                                 5.01%, 1/22/1998..............................              5,062,000                 5,002,319
                                                                                                                    ------------
                                 TOTAL SHORT-TERM INVESTMENTS
                                    (cost $17,777,221).........................                                     $ 17,771,937
                                                                                                                    ============

TOTAL INVESTMENTS (cost $135,805,807)..........................................                 109.0%              $137,577,625
                                                                                                ======              ============
LIABILITIES, LESS CASH AND RECEIVABLES.........................................                  (9.0%)             $(11,396,123)
                                                                                                ======              ============
NET ASSETS.....................................................................                 100.0%              $126,181,502
                                                                                                ======              ============


Notes to Statement of Investments:
------------------------------------------------------------------------------
(a) Non-income producing.


                       See notes to financial statements.

Dreyfus Premier International Growth Fund, Inc.
------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                          October 31, 1997



                                                                                              Cost                Value
                                                                                          ------------         ------------
ASSETS:                       Investments in securities--See Statement of
                                Investments....................................           $135,805,807         $137,577,625
                              Cash.............................................                                   2,410,587
                              Receivable for investment securities sold........                                   2,739,099
                              Dividends and interest receivable................                                     260,926
                              Receivable for shares of Common Stock subscribed.                                       2,514
                              Prepaid expenses.................................                                      33,774
                                                                                                               ------------
                                                                                                                143,024,525
                                                                                                               ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                      93,218
                              Due to Distributor...............................                                      74,783
                              Payable for investment securities purchased......                                  16,486,997
                              Payable for shares of Common Stock redeemed......                                      20,639
                              Accrued expenses.................................                                     167,386
                                                                                                               ------------
                                                                                                                 16,843,023
                                                                                                               ------------

NET ASSETS.....................................................................                                $126,181,502
                                                                                                               ============

REPRESENTED BY:               Paid-in capital..................................                                $106,729,485
                              Accumulated distributions in excess of
                                investment income--net..........................                                    (50,298)
                              Accumulated net realized gain (loss) on investments,
                                forward currency exchange contracts and
                                foreign currency transactions..................                                  17,731,606
                              Accumulated net unrealized appreciation (depreciation)
                                on investments, forward currency exchange contracts and
                                foreign currency transactions..................                                   1,770,709
                                                                                                               ------------

NET ASSETS.....................................................................                                $126,181,502
                                                                                                               ============


                                             NET ASSET VALUE PER SHARE
                                             --------------------------

                                                      Class A         Class B         Class C        Class R
                                                    -----------     -----------      --------        -------
Net Assets.....................................     $59,029,516     $66,780,608      $291,298        $80,080
Shares Outstanding.............................       3,588,069       4,117,538        18,361          4,873

NET ASSET VALUE PER SHARE......................          $16.45          $16.22        $15.87         $16.43
                                                         ======          ======        ======         ======

                       See notes to financial statements.

Dreyfus Premier International Growth Fund, Inc.
------------------------------------------------------------------------------
Statement of Operations                                                                Year Ended October 31, 1997

INVESTMENT INCOME


INCOME:                       Cash dividends (net of $197,406 foreign taxes
                                withheld at source)......................               $ 1,509,581
                              Interest...................................                   277,625
                                                                                        -----------
                                Total Income.............................                                     $ 1,787,206


EXPENSES:                     Management fee--Note 3(a)...................                1,035,613
                              Distribution fees--Note 3(b)................                  538,209
                              Shareholder servicing costs--Note 3(c)......                  444,129
                              Custodian fees.............................                   134,923
                              Registration fees..........................                    65,552
                              Professional fees..........................                    51,609
                              Prospectus and shareholders' reports.......                    23,966
                              Directors' fees and expenses--Note 3(d).....                   22,496
                              Interest expense--Note 2....................                    5,431
                              Miscellaneous..............................                    11,072
                                                                                        -----------
                                Total Expenses...........................                                      2,333,000
                                                                                                             -----------

INVESTMENT (LOSS)........................................................                                       (545,794)
                                                                                                             -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments and
                                foreign currency transactions............               $16,973,639
                              Net realized gain (loss) on forward currency
                                exchange contracts
                                Short transactions.......................                 1,441,896
                                                                                        -----------
                                Net Realized Gain (Loss).................                                     18,415,535
                              Net unrealized appreciation (depreciation) on
                                investments and foreign currency transactions                                  1,661,648
                                                                                                             -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                     20,077,183
                                                                                                             -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                    $19,531,389
                                                                                                             ===========

                       See notes to financial statements.

Dreyfus Premier International Growth Fund, Inc.
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                        Year Ended        Year Ended
                                                                                     October 31, 1997   October 31, 1996
                                                                                     ----------------   ----------------
OPERATIONS:
  Investment income (loss)--net...............................................          $   (545,794)      $    548,297
  Net realized gain (loss) on investments.....................................            18,415,535         18,542,400
  Net unrealized appreciation (depreciation) on investments...................             1,661,648         (5,532,025)
                                                                                        ------------       ------------
      Net Increase (Decrease) in Net Assets Resulting from Operations.........            19,531,389         13,558,672
                                                                                        ------------       ------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net:
    Class A shares............................................................              (676,358)        (1,028,808)
    Class B shares............................................................              (149,162)          (560,967)
    Class C shares............................................................                (1,011)               (18)
    Class R shares............................................................                  (429)               (19)
  Net realized gain on investments:
    Class A shares............................................................            (8,792,664)        (3,506,346)
    Class B shares............................................................            (9,418,461)        (3,747,259)
    Class C shares............................................................               (12,410)               (53)
    Class R shares............................................................                (4,409)               (55)
                                                                                        ------------       ------------
      Total Dividends.........................................................           (19,054,904)        (8,843,525)
                                                                                        ------------       ------------

CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares............................................................            34,193,355         14,951,284
    Class B shares............................................................             3,089,712          3,076,414
    Class C shares............................................................               225,535             53,626
    Class R shares............................................................                73,884              2,929
  Dividends reinvested:.......................................................
    Class A shares............................................................             9,128,243          4,352,170
    Class B shares............................................................             9,154,420          4,154,672
    Class C shares............................................................                12,995                 71
    Class R shares............................................................                 4,838                 75
  Cost of shares redeemed:
    Class A shares............................................................           (51,594,393)       (23,319,202)
    Class B shares............................................................           (17,522,352)        (9,842,130)
    Class C shares............................................................                (5,622)            --
    Class R shares............................................................                (2,168)              (163)
                                                                                        ------------       ------------
      Increase (Decrease) in Net Assets from Capital Stock Transactions.......           (13,241,553)        (6,570,254)
                                                                                        ------------       ------------
        Total Increase (Decrease) in Net Assets...............................           (12,765,068)        (1,855,107)
NET ASSETS:
  Beginning of Period.........................................................           138,946,570        140,801,677
                                                                                        ------------       ------------
  End of Period...............................................................          $126,181,502       $138,946,570
                                                                                        ============       ============
Undistributed investment income (distributions in excess of investment
  income)--net................................................................          $    (50,298)      $    231,395
                                                                                        ------------       ------------

                       See notes to financial statements.

Dreyfus Premier International Growth Fund, Inc.
------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)

                                                                                                     Shares
                                                                                      ------------------------------------
                                                                                         Year Ended          Year Ended
                                                                                      October 31, 1997    October 31, 1996
                                                                                      ----------------    ----------------
CAPITAL SHARE TRANSACTIONS:

   Class A
   --------
   Shares sold................................................................             2,080,820            915,349
   Shares issued for dividends reinvested.....................................               613,045            280,062
   Shares redeemed............................................................            (3,138,619)        (1,421,401)
                                                                                         -----------        -----------
                              Net Increase (Decrease) in Shares Outstanding...              (444,754)          (225,990)
                                                                                         ===========        ===========

   Class B
   --------
   Shares sold................................................................               193,309            187,874
   Shares issued for dividends reinvested.....................................               619,798            269,259
   Shares redeemed............................................................            (1,093,382)          (601,474)
                                                                                         -----------        -----------
                              Net Increase (Decrease) in Shares Outstanding...              (280,275)          (144,341)
                                                                                         ===========        ===========


   Class C
   --------
   Shares sold................................................................                14,503              3,221
   Shares issued for dividends reinvested.....................................                   899                  5
   Shares redeemed............................................................                  (330)           --
                                                                                         -----------        -----------
                              Net Increase (Decrease) in Shares Outstanding...                15,072              3,226
                                                                                         ===========        ===========

   Class R

   Shares sold................................................................                 4,446                174
   Shares issued for dividends reinvested.....................................                   326                  5
   Shares redeemed............................................................                  (134)               (10)
                                                                                         -----------        -----------
                              Net Increase (Decrease) in Shares Outstanding...                 4,638                169
                                                                                         ===========        ===========

                       See notes to financial statements.

Dreyfus Premier International Growth Fund, Inc.
------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    Class A Shares
                                                                     --------------------------------------------
                                                                               Year Ended October 31,
                                                                     --------------------------------------------
PER SHARE DATA:                                                     1997      1996      1995      1994      1993
                                                                    -----     -----     -----     ----      ----
   Net asset value, beginning of period....................        $16.59    $16.10    $15.78    $15.58    $13.68
                                                                   ------    ------    ------    ------    ------
   Investment Operations:
   Investment income--net...................................            --       .14      .24       .15      .10
   Net realized and unrealized gain (loss) on investments..           2.24      1.44      .47       .71     2.01
                                                                   -------   -------  -------   -------  -------
   Total from Investment Operations........................           2.24      1.58      .71       .86     2.11
                                                                   -------   -------  -------   -------  -------
   Distributions:
   Dividends from investment income--net....................         (.17)     (.25)     (.15)     (.08)     (.09)
   Dividends from net realized gain on investments.........         (2.21)     (.84)     (.24)     (.58)     (.12)
                                                                   ------    ------    ------    ------    ------
   Total Distributions.....................................         (2.38)    (1.09)     (.39)     (.66)     (.21)
                                                                   ------    ------    ------    ------    ------
   Net asset value, end of period.........................         $16.45    $16.59    $16.10    $15.78    $15.58
                                                                   ======    ======    ======    ======   =======

TOTAL INVESTMENT RETURN (1)................................         15.00%    10.21%     4.72%     5.62%    15.66%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average net assets.......          1.30%     1.31%     1.31%     1.38%     1.66%
   Ratio of interest expense and dividends on securities
      sold short to average net assets.....................            --        --       .01%      .01%      .01%
   Ratio of net investment income to average net assets....            --       .76%     1.38%      .95%      .98%
   Portfolio Turnover Rate.................................        161.62%   176.17%   229.90%   156.98%   179.28%
   Average commission rate paid(2).........................        $.0261    $.0269        --        --        --
   Net Assets, end of period (000's Omitted)...............       $59,030   $66,907   $68,584   $79,017   $75,066

-------------
(1) Exclusive of sales load.
(2) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                       See notes to financial statements.

Dreyfus Premier International Growth Fund, Inc.
------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    Class B Shares
                                                                     --------------------------------------------
                                                                               Year Ended October 31,
                                                                     --------------------------------------------
PER SHARE DATA:                                                     1997      1996      1995      1994    1993(1)
                                                                    -----     -----     -----     ----    ------
   Net asset value, beginning of period....................        $16.37    $15.90    $15.59    $15.49    $13.51
                                                                   ------    ------    ------    ------    ------
   Investment Operations:
   Investment income (loss)--net............................         (.14)       --       .10       .06      (.01)
   Net realized and unrealized gain (loss) on investments..          2.24      1.44       .49       .67      1.99
                                                                   ------    ------    ------    ------    ------
   Total from Investment Operations........................          2.10      1.44       .59       .73      1.98
                                                                   ------    ------    ------    ------    ------
   Distributions:
   Dividends from investment income--net....................         (.04)     (.13)     (.04)     (.05)       --
   Dividends from net realized gain on investments.........         (2.21)     (.84)     (.24)     (.58)       --
                                                                   ------    ------    ------    ------    ------
   Total Distributions.....................................         (2.25)     (.97)     (.28)     (.63)       --
                                                                   ------    ------    ------    ------    ------
   Net asset value, end of period.........................         $16.22    $16.37    $15.90    $15.59    $15.49
                                                                   ======    ======    ======    ======    ======
TOTAL INVESTMENT RETURN (2)................................         14.14%     9.36%     3.96%     4.82%    14.66%(3)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average net assets.......          2.05%     2.06%     2.06%     2.15%     1.96%(3)
   Ratio of interest expense and dividends on securities
      sold short to average net assets.....................            --        --       .01%       --       .01%(3)
   Ratio of net investment income loss to average net assets        (.76%)      .01%      .62%      .23%     (.18%)(3)
   Portfolio Turnover Rate.................................        161.62%   176.17%   229.90%   156.98%   179.28%
   Average commission rate paid(4).........................        $.0261    $.0269        --        --        --
   Net Assets, end of period (000's Omitted)...............       $66,781   $71,983   $72,215   $76,897   $40,897

-------------
(1) From January 15, 1993 (commencement of initial offering) to October 31, 1993.
(2) Exclusive of sales load.
(3) Not annualized.
(4) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                       See notes to financial statements.

Dreyfus Premier International Growth Fund, Inc.
------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                          Class C Shares
                                                                                  ------------------------------
                                                                                      Year Ended October 31,
                                                                                  ------------------------------
PER SHARE DATA:                                                                    1997        1996       1995(1)
                                                                                  ------      ------      ------
Net asset value, beginning of period.........................................     $16.20      $15.90      $15.85
                                                                                  ------      ------      ------
   Investment Operations:
   Investment income (loss)--net..............................................      (.12)(2)     .28        (.01)
   Net realized and unrealized gain (loss) on investments....................       2.18(2)     1.14         .06
                                                                                  ------      ------      ------
   Total from Investment Operations..........................................       2.06        1.42         .05
                                                                                  ------      ------      ------
   Distributions:
   Dividends from investment income--net......................................      (.18)       (.28)         --
   Dividends from net realized gain on investments...........................      (2.21)       (.84)         --
                                                                                  ------      ------      ------
   Total Distributions.......................................................      (2.39)      (1.12)         --
                                                                                  ------      ------      ------
   Net asset value, end of period............................................     $15.87      $16.20      $15.90
                                                                                  ======      ======      ======
TOTAL INVESTMENT RETURN(3)...................................................      14.17%       9.36%        .32%(4)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average net assets.........................       2.10%       1.90%        .35%(4)
   Ratio of interest expense to average net assets...........................        .01%         --          --
   Ratio of net investment income (loss) to average net assets...............       (.73%)      (.19%)      (.09%)(4)
   Portfolio Turnover Rate...................................................     161.62%     176.17%     229.90%
   Average commission rate paid (5)..........................................     $.0261      $.0269          --
   Net Assets, end of period (000's Omitted).................................       $291         $53          $1

--------------
(1) From September 5, 1995 (commencement of initial offering) to October 31, 1995.
(2) Based on average shares outstanding.
(3) Exclusive of sales load.
(4) Not annualized.
(5) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                       See notes to financial statements.

Dreyfus Premier International Growth Fund, Inc.
------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                          Class R Shares
                                                                                  ------------------------------
                                                                                      Year Ended October 31,
                                                                                  ------------------------------
PER SHARE DATA:                                                                    1997        1996       1995(1)
                                                                                  ------      ------      ------
   Net asset value, beginning of period......................................     $16.59      $16.11      $16.04
                                                                                  ------      ------      ------
   Investment Operations:
   Investment income--net.....................................................       .17         .26         .01
   Net realized and unrealized gain (loss) on investments....................       2.10        1.35         .06
                                                                                  ------      ------      ------
   Total from Investment Operations..........................................       2.27        1.61         .07
                                                                                  ------      ------      ------
   Distributions:
   Dividends from investment income--net.....................................       (.22)       (.29)         --
   Dividends from net realized gain on investments...........................      (2.21)       (.84)         --
                                                                                  ------      ------      ------
   Total Distributions.......................................................      (2.43)      (1.13)         --
                                                                                  ------      ------      ------
   Net asset value, end of period............................................     $16.43      $16.59      $16.11
                                                                                  ======      ======      ======

TOTAL INVESTMENT RETURN(2)...................................................      15.21%      10.45%        .44%(3)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average net assets.........................       1.09%        .87%        .18%(3)
   Ratio of interest expense to average net assets...........................        .01%         --          --
   Ratio of net investment income  to average net assets.....................        .21%        .94%        .08%(3)
   Portfolio Turnover Rate...................................................     161.62%     176.17%     229.90%
   Average commission rate paid (4)..........................................     $.0261      $.0269          --
   Net Assets, end of period (000's Omitted).................................        $80          $4          $1

---------------
(1) From September 5, 1995 (commencement of initial offering) to October 31, 1995.
(2) Exclusive of sales load.
(3) Not annualized.
(4) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                       See notes to financial statements.

Dreyfus Premier International Growth Fund, Inc.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus Premier International Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to maximize capital growth. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

   The Fund's Director's approved, effective August 1, 1997, a change of the Fund's name from "Dreyfus Premier Global Investing, Inc." to "Dreyfus Premier International Growth Fund, Inc."

   The Fund's Director's approved, effective March 3, 1997, a change of the Fund's name from "Premier Global Investing, Inc." to "Dreyfus Premier Global Investing, Inc."

   The Fund's Directors approved, effective August 1, 1997, a change of the Fund's investment policy to invest substantially all of its assets in the securities of foreign issuers, except when maintaining a temporary defensive position. Formerly, the Fund invested approximately 20% to 30% of its assets in the securities of domestic issuers.

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 300 million shares of $.001 par value Common Stock in each of the following class of shares: Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each Class and certain voting rights.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

Dreyfus Premier International Growth Fund, Inc.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   During the year ended October 31, 1997, the Fund increased accumulated undistributed net investment income $1,091,061 and decreased accumulated net realized gain on investments and paid-in-surplus $1,011,150 and $79,911, respectively. This reclassification was the result of permanent book to tax differences, primarily from foreign currency transactions and passive foreign investment companies. The results of operations and net assets were not affected by the reclassification.

   (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

   In accordance with an agreement with a bank, the Fund may borrow up to $10 million under a short-term unsecured line. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect from time to time. At October 31, 1997, there were no outstanding borrowings.

   The average daily amount of borrowings outstanding during the period ended October 31, 1997 was approximately $79,700 with a related weighted average annualized interest rate of 6.81%. The maximum amount borrowed at any time during the period ended October 31, 1997 was $6,200,000.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

   (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C. During the period ended October 31, 1997, the Fund was charged $536,675 and $1,534 for Class B and Class C shares, respectively, pursuant to the Distribution Plan.

   (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries

Dreyfus Premier International Growth Fund, Inc.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1997, the Fund was charged $165,653, $178,892 and $511 for Class A, Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1997, the Fund was charged $84,211 pursuant to the transfer agency agreement.

   (d) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

NOTE 4--Securities Transactions:

   (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 1997, amounted to $213,477,363 and $246,155,141, respectively.

   The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or to gain exposure to the foreign currency in an attempt to realize gains. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At October 31, 1997, there were no open forward currency exchange contracts.

   (b) At October 31, 1997, accumulated net unrealized appreciation on investments was $1,771,818, consisting of $9,404,596 gross unrealized appreciation and $7,632,778 gross unrealized depreciation.

   At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Premier International Growth Fund, Inc.
------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
Dreyfus Premier International Growth Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of Dreyfus Premier International Growth Fund, Inc., including the statement of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier International Growth Fund, Inc. at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP


New York, New York
December 18, 1997

Dreyfus Premier International Growth Fund, Inc.
------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   In accordance with Federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended October 31, 1997:

   --the total amount of taxes paid to foreign countries was $197,406.
   --the total amount of income sourced from foreign countries was $197,406.

   As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 1997 calendar year with Form 1099-DIV which will be mailed by January 31, 1998.

   For Federal tax purposes the Fund hereby designates $.795 per share as a long-term capital gain distribution paid on December 20, 1996.

   The Fund also designates 4.38% of the ordinary dividends paid during the fiscal year ended October 31, 1997 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1998 of the percentage applicable to the preparation of their 1997 income tax return.

Dreyfus Premier International
Growth Fund, Inc.
200 Park Avenue
New York, NY 10166


Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                 092/633AR9710